                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                              (Amendment No. [_])

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the Appropriate Box:
[_]  Preliminary Proxy Statement
[_]  Confidential for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

               (Name of Registrant as Specified in Its Charter)

                            Mid Penn Bancorp, Inc.
    ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

     (1)  Amount Previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[LOGO OF MID PENN BANCORP, INC.]


                                March 25, 2002





Dear Shareholders:

         It is my pleasure to invite you to attend the 2002 Annual Meeting of Shareholders of Mid Penn Bancorp, Inc. to be held on Tuesday, April 23, 2002, at 10:00 a.m., prevailing time. The annual meeting will be held at Mid Penn Bank, 349 Union Street, Millersburg, Pennsylvania 17061.

         The Notice of the Annual Meeting and the enclosed proxy statement address the formal business of the meeting. The formal business schedule includes the election of 4 Class A Directors and the ratification of the selection of the independent auditors for 2002. At the meeting, management will review the corporation's operations during the past year and will be available to respond to questions.

         We strongly encourage you to vote your shares, whether or not you plan to attend the meeting. It is very important that you sign, date and return the accompanying proxy as soon as possible in the postage-paid envelope. If you do attend the meeting and wish to vote in person, you must give written notice to the corporation's Secretary so that your proxy will be superseded by any ballot that you submit at the meeting.


                                   Sincerely,


                                   /s/ Eugene F. Shaffer

                                   Eugene F. Shaffer
                                   Chairman of the Board

[LOGO OF MID PENN BANCORP, INC]


                   ________________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 23, 2002
                   ________________________________________


TO THE SHAREHOLDERS OF MID PENN BANCORP, INC.:

         Notice is hereby given that the Annual Meeting of Shareholders of Mid Penn Bancorp, Inc. will be held at 10:00 a.m., prevailing time, on Tuesday, April 23, 2002, at Mid Penn Bank, 349 Union Street, Millersburg, Pennsylvania 17061, for the following purposes:


         1. To elect 4 Class A Directors to serve for a 3-year term and until their successors are elected and qualified;

         2. To ratify the selection of Parente Randolph, PC, Certified Public Accountants, as the independent auditors for the corporation for the fiscal year ending December 31, 2002; and

         3. To transact any other business that may properly come before the annual meeting and any adjournment or postponement of the meeting.


         In accordance with the corporation's Bylaws and action of the Board of Directors, only those shareholders of record at the close of business on February 22, 2002, are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

         We enclose a copy of the corporation's Annual Report to Shareholders for the fiscal year ended December 31, 2001. You may obtain a copy of the corporation's annual report on Form 10-K including the financial statements and any exhibits for the 2001 fiscal year, at no cost, by contacting Alan W. Dakey, President and Chief Executive Officer, 349 Union Street, Millersburg, Pennsylvania 17061, telephone: (717) 692-2133.

         We urge you to mark, sign, date and promptly return your proxy in the enclosed envelope so that you may vote your shares and in order that we may assure the presence of a quorum. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the corporation in reducing the expense of additional proxy solicitation. Giving your proxy does not affect your right to vote in person if you attend the meeting and give written notice to the Secretary of the corporation.


                                   By Order of the Board of Directors,


                                   /s/ Eugene F. Shaffer

                                   Eugene F. Shaffer
                                   Chairman of the Board



Millersburg, Pennsylvania
March 25, 2002






                            Your vote is important.
To vote your shares, please sign, date and complete the enclosed proxy and mail it promptly in the enclosed, postage-paid return envelope.

                            MID PENN BANCORP, INC.
                               349 UNION STREET
                             MILLERSBURG, PA 17061

                           AMEX Trading Symbol: MBP

                                PROXY STATEMENT

                      2002 ANNUAL MEETING OF SHAREHOLDERS

                                APRIL 23, 2002

               Mailed to Shareholders on or about March 25, 2002

                               Table of Contents
                               -----------------

Proxy Statement                                                                                             Page
                                                                                                            ----
        General Information...............................................................................    1
                .       Date, time and Place of Annual Meeting............................................    1
                .       Description of Mid Penn Bancorp, Inc..............................................    1
                .       Additional Information............................................................    1
         Voting Procedures................................................................................    2
                .       Solicitation and Voting of Proxies................................................    2
                .       Quorum and Vote Required for Approval.............................................    3
                .       Revocability of Proxy.............................................................    3
                .       Methods of Voting.................................................................    4
Board of Directors and Executive Officers.................................................................    4
         Governance.......................................................................................    4
         Directors of Mid Penn Bancorp, Inc...............................................................    4
         Executive Officers of Mid Penn Bancorp, Inc......................................................    5
         Executive Officers of Mid Penn Bank..............................................................    5
         Committees and Meetings of the Corporation's Board of Directors..................................    6
         Committees and Meetings of Mid Penn Bank's Board of Directors....................................    6
         Audit Committee Report...........................................................................    7
         Qualifications and Nomination of Directors.......................................................    8
         Compensation of the Board of Directors...........................................................   10
Salary & Personnel Committee Report on Executive Compensation.............................................   11
         Chief Executive Officer Compensation.............................................................   12
         Executive Officer Compensation...................................................................   12
Compensation Committee Interlocks And Insider Participation...............................................   13
Executive Compensation....................................................................................   13
         Change of Control Agreement......................................................................   14
         Profit Sharing Retirement Plan...................................................................   14
         Employee Stock Ownership Plan....................................................................   15
Certain Relationships and Related Transactions............................................................   15
Beneficial Ownership of Mid Penn Bancorp's Stock Held by
         Principal Shareholders and Management............................................................   16
         Principal Shareholders...........................................................................   16
         Share Ownership by the Directors, Officers and Nominees..........................................   16
Compliance With Section 16(a) Reporting...................................................................   17
Shareholder Return Performance Graph......................................................................   18
Proposals.................................................................................................   19
         1.  Election of Class A Directors................................................................   19
         2.  Ratification of Selection of Independent Auditors............................................   19
Shareholder Proposals for 2003 Annual Meeting.............................................................   20
Other Matters That May Come Before the Annual Meeting.....................................................   20

                    FREQUENTLY ASKED QUESTIONS AND ANSWERS

Q:       WHO IS ENTITLED TO VOTE?

A: Shareholders as of the close of business on February 22, 2002 (the voting record date) are entitled to vote and each share of common stock is entitled to one vote.

Q:       HOW DO I VOTE?

A: There are two methods. You may vote by completing and mailing your proxy or by attending the meeting and voting in person. (See page 4 for more details.)

Q:       HOW DOES DISCRETIONARY AUTHORITY APPLY?

A: If you sign your proxy but do not make any selections, you give authority to Roberta A. Hoffman, Randall L. Klinger and Patricia A. Walter, as proxy holders, to vote on the two proposals and any other matters that may arise at the meeting.

Q:       IS MY VOTE CONFIDENTIAL?

A: Yes. Only the Judges of Elections and the proxy holders have access to your proxy. All comments remain confidential unless you ask that your name be disclosed.

Q:       WHO WILL COUNT THE VOTES?

A: Kathy I. Bordner, Kevin W. Laudenslager and Dennis E. Spotts will tabulate the votes and act as Judges of Elections.

Q:       WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

A: Your shares are probably registered differently or are in more than one account. Sign and return all proxies to ensure that all your shares are voted. If you have all of your accounts registered in the same name and address, you should only receive one set of proxy materials in future years. You may arrange to have your shares registered in the same name and address by contacting the corporation's transfer agent, Wells Fargo Shareowner Services at (800) 468-9716.

Q:       WHAT CONSTITUTES A QUORUM?

A: At close of business on February 22, 2002, the corporation had 3,032,436 shares of common stock issued and outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the transaction of business at the meeting. If you vote by proxy or in person, we consider your shares as a part of the quorum.

Q:       WHAT PERCENTAGE OF STOCK DO THE DIRECTORS AND OFFICERS OWN?

A: Approximately 19.34% of our common stock, as of close of business on February 22, 2002. (See page 16 for more details.)

Q:       WHEN ARE THE 2003 SHAREHOLDER PROPOSALS DUE?

A: As a shareholder, you must submit your proposal in writing by December 24, 2002, to Cindy L. Wetzel, Secretary, Mid Penn Bancorp, Inc., 349 Union Street, Millersburg, Pennsylvania 17061. (See page 20 with regard to director nomination procedures.)

                                PROXY STATEMENT
                   FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                            MID PENN BANCORP, INC.
                                APRIL 23, 2002

                              GENERAL INFORMATION


Date, Time and Place of Annual Meeting

         Mid Penn Bancorp, Inc., a Pennsylvania business corporation and registered bank holding company, furnishes this proxy statement in connection with the Board of Directors solicitation of proxies to be voted at the annual meeting of shareholders. The annual meeting will be held at Mid Penn Bank, 349 Union Street, Millersburg, Pennsylvania 17061, on Tuesday, April 23, 2002, at 10:00 a.m., prevailing time. The corporation's principal executive office is located at 349 Union Street, Millersburg, Pennsylvania 17061; the telephone number is (717) 692-2133. All inquiries regarding the annual meeting should be directed to Alan W. Dakey, President and Chief Executive Officer of Mid Penn Bancorp, Inc.

Description of Mid Penn Bancorp, Inc.

         Mid Penn Bancorp, Inc. became a bank holding company under Pennsylvania law and the Bank Holding Company Act of 1956 on December 31, 1991. Mid Penn Bank is the corporation's wholly-owned subsidiary and is a Pennsylvania chartered commercial bank.

         We are mailing a copy of the corporation's Annual Report to Shareholders for the fiscal year ended December 31, 2001, with this proxy statement. You may obtain a copy of the corporation's annual report on Form 10-K including the financial statements and exhibits for the 2001 fiscal year at no cost by contacting Alan W. Dakey, President and Chief Executive Officer, 349 Union Street, Millersburg, Pennsylvania 17061, telephone: (717) 692-2133.

         We have not authorized anyone to provide you with information about the corporation. You should rely only on the information contained in this document or on information to which we refer. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at Mid Penn Bancorp, Inc. subsequent to printing this proxy statement that might affect your decision or the value of your stock.

Additional Information

         In accordance with Securities Exchange Act Rule 14a-3(3)(1), Mid Penn Bancorp, Inc., in the future intends to deliver only one annual report and proxy statement to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders. This method of delivery is known as "householding". Upon written or oral request, Mid Penn Bancorp, Inc. will promptly deliver a separate copy of the annual report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. Further, shareholders can notify Cindy L. Wetzel at Mid Penn Bancorp, Inc., 349 Union Street, Millersburg, PA 17061 or by calling
(717) 692-2133 and informing us that the shareholder wishes to receive a separate copy of an annual report or proxy statement in the future. In addition, if you are receiving multiple copies of Mid Penn Bancorp, Inc.'s annual report or proxy statement, you may request that we deliver only a single copy of annual reports or proxy statements by notifying us at the above address or telephone number.

                               VOTING PROCEDURES

Solicitation and Voting of Proxies

         The Board of Directors solicits this proxy for use at the corporation's 2002 annual meeting of shareholders. The corporation's directors, officers and bank employees may solicit proxies in person or by telephone, facsimile, telegraph or other similar means without additional compensation. The corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the corporation sends to its shareholders. The corporation will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the beneficial owners of stock held by these entities. The corporation will reimburse these third parties for their reasonable forwarding expenses.

         Only shareholders of record as of the close of business on February 22, 2002, may vote at the annual meeting. The corporation's records show that, as of the voting record date, 3,032,436 shares of common stock were outstanding. On all matters to come before the annual meeting, shareholders may cast one vote for each share held. Cumulative voting rights do not exist with respect to the election of directors. See "Principal Shareholders" on page 16 for a list of the persons known by the corporation to be beneficial owners of 5% or more of the corporation's common stock.

         If your shares are registered directly in your name with Mid Penn Bancorp, Inc.'s transfer agent, Wells Fargo Shareowner Services, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the corporation. As the shareholder of record, you have the right to grant your voting proxy directly to the proxy holders or to vote in person at the meeting. The corporation has enclosed a proxy card for your use.

         If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

         By properly completing a proxy, the shareholder appoints Roberta A. Hoffman, Randall L. Klinger and Patricia A. Walter as proxy holders to vote the shares as indicated on the proxy. Proxy holders will vote any proxy not specifying to the contrary as follows:

         FOR the election of Gregory M. Kerwin, Warren A. Miller, Edwin D. Schlegel, and Eugene F. Shaffer as Class A directors for 3-year terms expiring in 2005; and

         FOR the ratification of the selection of Parente Randolph, PC, as the corporation's independent auditors for the fiscal year ending December 31, 2002.

         The Board of Directors proposes to mail this proxy statement to the corporation's shareholders on or about March 25, 2002.

Quorum and Vote Required For Approval

         In order to hold the annual meeting, a "quorum" of shareholders must be present. Under Pennsylvania law and the corporation's Bylaws, the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum for the transaction of business at the meeting. The proxy holders will count votes withheld and abstentions when determining the presence of a quorum for each matter. The proxy holders will not count broker non-votes when determining the presence of a quorum for the particular matter as to which the broker withheld authority.

         If a quorum is present, the candidates for director receiving the highest number of votes cast by shareholders will be elected. The proxy holders will not cast votes withheld or broker non-votes for the Board's nominees.

         If a quorum is present, ratification of the selection of the independent auditors requires the affirmative vote of a majority of all votes cast by shareholders. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.

Revocability of Proxy

         Shareholders of record who sign proxies may revoke them at any time before they are voted by:

         . giving written notice of revocation to Cindy L. Wetzel, Secretary of Mid Penn Bancorp, Inc., at 349 Union Street, Millersburg, Pennsylvania 17061;

         . executing a later-dated proxy and giving written notice to the Secretary of the corporation; or

         . voting in person after giving written notice to the Secretary of the corporation.

         You have the right to vote and, if desired, to revoke your proxy any time before the annual meeting. Should you have any questions, please call Cindy
L. Wetzel at (717) 692-2133.


Methods of Voting

                  Voting by Proxy

         .   Mark your selections.

         . Date your proxy and sign your name exactly as it appears on your proxy.

         .   Mail to the corporation in the enclosed, postage-paid envelope.

                  Voting in Person

         . Attend the annual meeting and show proof of eligibility to vote (including proper identification).

         .   Obtain a ballot.

         .   Mark your selections.

         . Date your ballot and sign your name exactly as it appears in the corporation's transfer book s.


                   BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Governance

         The corporation's Board of Directors oversees all business, property, and affairs of the corporation. The Chairman and the corporation's officers keep the members of the Board informed of the corporation's business through discussions and by providing materials to the members.

         During fiscal 2001, the corporation's Board of Directors held 6 meetings. The bank's Board of Directors held 13 meetings during fiscal 2001.

Directors of Mid Penn Bancorp, Inc.

         The following table sets forth (in alphabetical order) selected information about the corporation's directors.


                                    Director                  Class of                      Age as of
Name                                Since                     Director                  March 15, 2002
----                                -----                     --------                  --------------
Jere M. Coxon                        1991                        B                             59

Alan W. Dakey                        1995                        B                             50

Earl R. Etzweiler                    1991                        C                             68

Gregory M. Kerwin                    1999                        A                             51

Charles F. Lebo                      1991                        B                             68

Warren A. Miller                     1991                        A                             69

William G. Nelson                    1991                        C                             66

Donald E. Sauve                      1999                        C                             60

Edwin D. Schlegel                    1991                        A                             63

Eugene F. Shaffer                    1991                        A                             66

Guy J. Snyder, Jr.                   1991                        B                             64

Executive Officers of Mid Penn Bancorp, Inc.

         The following table sets forth, as of March 15, 2002, selected information about the corporation's principal officers, each of whom is elected by the Board of Directors and each of whom holds office at the Board's discretion.

                                                                   Position Held           Age as of
Name                                  Position                         Since             March 15, 2002
----                                  --------                         -----             --------------
Eugene F. Shaffer                     Chairman                             1991                  66

Earl R. Etzweiler                     Vice Chairman                        1991                  68

Alan W. Dakey                         President and                        2000                  50
                                      Chief Executive Officer

Kevin W. Laudenslager                 Treasurer                            1998                  38

Cindy L. Wetzel                       Secretary                            1991                  40

Executive Officers of Mid Penn Bank

         The following table sets forth, as of March 15, 2002, selected information about the principal officers of Mid Penn Bank, each of whom is elected by the bank's Board of Directors and each of whom holds office at the Board's discretion.


                                                        Position Held      Employee           Age as of
Name                        Position                        Since            Since          March 15, 2002
----                        --------                        -----            -----          --------------
Eugene F. Shaffer           Chairman of the Board             1976           1969                 66

Alan W. Dakey               President and Chief               1994           1993                 50
                            Executive Officer

Robert M. Garst (1)         Senior Vice President and         1998           1998                 44
                            Senior Commercial Loan
                            Officer

Randall L. Klinger          Senior Vice President             1989           1974                 53
                            and Senior Loan Officer           1986

Allen J. Trawitz            Executive Vice President          1998           1998                 55

Dennis E. Spotts            Vice President and                1980           1973                 48
                            Operations Officer                2001

Kevin W. Laudenslager       Vice President and                1997           1985                 38
                            Comptroller

Michael T. Lehmer           Vice President and                2001           2001                 44
                            Senior Trust Officer

(1)      Mr. Garst resigned from the bank on January 25, 2002.


Committees and Meetings of the Corporation's Board of Directors

         The Board of Directors of the corporation has, at present, no standing committees. The corporation does not maintain a compensation or nominating committee; however, the bank maintains a standing committee that performs the functions of a compensation committee. The entire Board meets to discuss the corporation's business.

Committees and Meetings of Mid Penn Bank's Board of Directors

         During 2001, Mid Penn Bank's Board of Directors maintained 5 standing committees: Executive, Trust, Audit, Loan, and Salary & Personnel. The function of each of these committees is described below.

EXECUTIVE:    This committee meets only as needed and acts with limited powers on behalf of the Board whenever the Board is not in session. Earl
              Etzweiler serves as Chairman of this committee.

TRUST: This committee determines the policies and investments of the Trust Department and approves the acceptance of all fiduciary relationships and the closing out or the relinquishment of all fiduciary relationships. William Nelson serves as Chairman of this committee.

AUDIT: This committee oversees the accounting functions, recommends to the Board the engagement of independent auditors for the year, reviews the annual financial statements of the corporation and any recommended changes or modifications to control procedures and accounting practices and policies, and monitors with management and the auditor the system of internal controls and its accounting and reporting practices. Charles Lebo serves as Chairman of this committee.


LOAN: This committee determines if loans exceeding the loan officers lending limit authority should be approved or rejected. Warren Miller serves as Chairman of this committee.

SALARY &      This committee reviews employee performance evaluations and makes
PERSONNEL:    salary recommendations to the Board of Directors. Gregory Kerwin serves as Chairman of this committee.

                                                                                                        Salary &
                                      Executive        Trust           Audit            Loan            Personnel
                                      ---------        -----           -----            ----            ---------
Jere M. Coxon                                                            X                X                X

Alan W. Dakey                            X                X                               X                X

Earl R. Etzweiler                        X                X

Gregory M. Kerwin                                                                                          X

Charles F. Lebo                          X                               X                X

Warren A. Miller                                                                          X

William G. Nelson                        X                X                               X                X

Donald E. Sauve                          X                               X

                                                                                                        Salary &
                                      Executive        Trust           Audit            Loan            Personnel
                                      ---------        -----           -----            ----            ---------
Edwin D. Schlegel                                         X              X

Eugene F. Shaffer                        X                X                               X                X

Guy J. Snyder, Jr.                                        X              X                                 X

Meetings Held in 2001                    0                11             4                23               2

          Each of the directors attended at least 75% of the total number of Board of Directors meetings and committee meetings for the corporation and the bank during their tenure on the Board in 2001, with the exception of Edwin Schlegel.

Audit Committee Report

          The Board of Directors adopted a written charter for the Audit Committee. As required by the Charter, the Audit Committee, in fulfilling its oversight responsibilities regarding the audit process:

     . reviewed and discussed the fiscal year 2001 audited financial statements with management;

     . discussed with the independent auditors, Parente Randolph, PC, the matters required to be discussed by Statement on Accounting Standards No. 61 (Codification of Statements on Auditing Standards, AU 380, as amended or supplemented); and

     . reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees, as modified or supplemented), and discussed with the independent auditors any relationships that may impact their objectivity and independence.

          Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2001, be included in the corporation's Annual Report on Form 10-K and filed with the Securities and Exchange Commission.

          Aggregate fees billed to the corporation and the bank by Parente Randolph, PC, the independent accountants, for services rendered during the year ended December 31, 2001, were $59,529.

          This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

          The Audit Committee is comprised of five directors, all of whom are considered "independent" as defined in Section 121 of the AMEX Company Guide. The foregoing report has been furnished by the current members of the Audit Committee.

Audit Committee

                   Charles F. Lebo, Chairman          Jere M. Coxon
                   Donald E. Sauve                    Edwin D. Schlegel
                   Guy J. Snyder, Jr.

Qualifications and Nomination of Directors

          The corporation's Bylaws authorize the number of directors to be not less than 5 nor more than 25. The Bylaws also provide for 3 classes of directors with staggered 3-year terms of office. The Board of Directors nominated the 4 persons named below to serve as directors until the 2005 annual meeting of shareholders or until their earlier death, resignation, or removal from office. The nominees are presently members of the Board of Directors and have consented to serve another term as a director if re-elected. If the nominees should be unavailable to serve for any reason, a majority of the Board of Directors then in office may select someone to fill the vacancy until the expiration of the term of the class of directors to which he or she is appointed.

          The Board of Directors is divided into 3 classes. Terms of the members of each class expire at successive annual meetings. Currently, Class A consists of 4 directors, Class B consists of 4 directors, and Class C consists of 3 directors. Shareholders will elect 4 Class A directors at this annual meeting to serve for a 3-year term.

          The proxy holders intend to vote proxies for the election of each of the 4 nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her death, resignation or retirement.

          The Board of Directors proposes the following nominees for election as Class A Directors at the annual meeting:

          .    Gregory M. Kerwin
          .    Warren A. Miller
          .    Edwin D. Schlegel
          .    Eugene F. Shaffer

          A shareholder who intends to nominate an individual for election to the Board of Directors (other than a candidate proposed by the Board of Directors) must notify the Secretary of the corporation in compliance with the requirements of Article 10, Section 10.1 of the corporation's Bylaws. Any shareholder who intends to nominate a candidate for election to the Board of Directors must notify the Secretary of the corporation in writing not less than 60 days prior to the date of any shareholder meeting called for the election of directors.

         The principal occupation and certain other information regarding the nominees for director and other directors is set forth below. You will find information about their share ownership on page 16.

Current Class A Directors (to serve until 2002)
         and
Nominees for Class A Directors (to serve until 2005)

Gregory M. Kerwin     Mr. Kerwin, age 51, has been a director since 1999. Mr.
                      Kerwin is a senior partner with the firm of Kerwin &
                      Kerwin, Attorneys at Law, Elizabethville, PA.

Warren A. Miller      Mr. Miller, age 69, has been a director since 1991. Mr.
                      Miller is retired and previously served as Assistant Vice
                      President of Mid Penn Bank.

Edwin D. Schlegel     Mr. Schlegel, age 63, has been a director since 1991. Mr.
                      Schlegel is retired and previously served as Superintendent of the Millersburg Area School District.

Eugene F. Shaffer     Mr. Shaffer, age 66, has been Chairman of the corporation
                      since 1991 and Chairman of the Bank since 1976. Mr.
                      Shaffer served as President and Chief Executive Officer of the corporation from 1991 to May 2000 and also served as President and Chief Executive Officer of the bank from 1976 to 1994.

Board of Directors - Continuing as Directors

Class B Directors (to serve until 2003)

Jere M. Coxon         Mr. Coxon, age 59, has been a director since 1991. He is
                      Executive Vice President of Penn Wood Products, Inc., East
                      Berlin, PA.

Alan W. Dakey         Mr. Dakey, age 50, has been a director since 1995. He has
                      been the President and Chief Executive Officer of the bank since 1994 and became the President and Chief Executive
                      Officer of the corporation in May 2000.

Charles F. Lebo       Mr. Lebo, age 68, has been a director since 1991. He is a
                      retired educator of the Pennsylvania Department of Education.

Guy J. Snyder, Jr.    Mr. Snyder, age 64, has been a director since 1991. He is
                      President of Snyder Fuels, Inc., Sunbury, PA.

Class C Directors (to serve until 2004)

Earl R. Etzweiler     Mr. Etzweiler, age 68, has served as director and Vice
                      Chairman since 1991. He is the owner of Etzweiler &
                      Associates, Attorneys at Law, Harrisburg, PA.

William G. Nelson     Mr. Nelson, age 66, has been a director since 1991. He is
                      President of Hess Trucking Co., Inc., Harrisburg, PA.

Donald E. Sauve       Mr. Sauve, age 60, has been a director since 1999. He is a consultant for Don's Food Market, Inc., Lykens, PA.

         The Board of Directors recommends that shareholders vote FOR the election of the nominees listed above as Class A Directors of Mid Penn Bancorp, Inc.

Compensation of the Board of Directors

         Directors received no remuneration for attendance at the meetings of the Board of Directors of the corporation.

         During 2001, Mid Penn Bank directors earned an annual fee of $7,000, except Mr. Shaffer, who received no fees in 2001. A bonus is payable to directors each year based upon whether the bank meets certain performance criteria, with respect to earnings and growth, as outlined in the bank's Performance Bonus Plan. Members of committees receive $80 for each meeting attended if the meeting is held on a day other than that of the regularly scheduled Board meeting. Directors who are also officers of the bank are not paid for attending committee meetings. In 2001, the Board of Directors earned $83,520 in the aggregate, for all Board of Directors' meetings and committee meetings attended.

         The Bank maintains a deferred fee plan for outside directors, which enables a director to defer payment of his fees until he leaves the Board. Following are the directors and their respective contributions for 2001: Earl
Etzweiler: $7,840, Gregory Kerwin: $1,200, Charles Lebo: $2,000, William Nelson:
$2,000, and Donald Sauve: $5,000.

         In May 1995, the Mid Penn Bank directors adopted a retirement bonus plan. The plan pays a retirement bonus to directors who voluntarily retire from service, or who have attained the mandatory retirement age of 70. The retirement bonus is determined by multiplying the "base retirement bonus" for the member's position ($400 for the Chairman, $200 for all other directors) by the number of full years the member served. No portion of the payment under this plan is assignable. The plan contains an inflationary adjustment provision. Payments due under the plan are paid quarterly. Bruce C. Adams, Harvey J. Hummel and Charles
R. Phillips received a total of $8,713 under this plan in 2001.

                         SALARY & PERSONNEL COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

         The corporation's officers and employees are not compensated by the corporation. Mid Penn Bank, the wholly-owned bank subsidiary of Mid Penn Bancorp, Inc., provides compensation to the employees of the bank. The Board of Directors, acting in the best interests of the corporation's shareholders, customers, and the communities it serves, is responsible for providing compensation to all employees based on the individual's contribution and personal performance. The Salary & Personnel Committee administers the compensation program. The committee strives to offer a fair and competitive compensation policy to govern executive officers' base salaries and incentive plans and to attract and maintain competent, dedicated, and ambitious managers whose efforts will enhance the products and services of the corporation and of the bank, resulting in higher profitability, increased dividends to the corporation's shareholders and appreciation in market value of the corporation's common stock.

         The compensation of the bank's top executives is reviewed and approved annually by the Board of Directors upon the recommendations of the Salary & Personnel Committee. As a guideline for determining base salaries, the committee uses the Salary/Benefits Survey published by L.R. Webber Associates, Inc. This peer group of banks with assets ranging from $300 million to $499 million by region is different from the peer group used for the performance graph. The committee uses this peer group of banks because of common industry issues and competition for the same executive talent group.

         The committee does not deem Section 162(m) of the Internal Revenue Code to be applicable to the corporation at this time. The committee intends to monitor the future application of Section 162(m) to the compensation paid to its executive officers and, in the event that this section becomes applicable to the corporation, the committee intends to amend the bank's compensation plans to preserve the deductibility of compensation payable thereunder.

Chief Executive Officer Compensation

         The Board of Directors determined the bank's Chief Executive Officer's 2001 compensation of $155,865 comprised of his annual cash salary and cash bonus, exclusive of director's fees and bonus, to be appropriate in light of the corporation's 2001 performance. The 2001 compensation represents the combined salary and bonus reported on the Summary Compensation Table. No direct correlation exists between the Chief Executive Officer's compensation and any specific performance criteria, nor is any weight given by the committee to any specific individual criteria. The Chief Executive Officer's compensation is based on the committee's subjective determination after review of all information that it deems relevant.

Executive Officer Compensation

          The committee bases compensation increases to executive officers on subjective analysis of each individual's contribution to the bank. The Board of Directors considers numerous factors in determining compensation increases including:

          .    the bank's earnings;
          .    return on assets;
          .    return on equity;
          .    market share;
          .    total assets; and
          .    loans;

Although performance and increases in compensation were measured by these factors, among others, no direct correlation exists between any specific criterion and an employee's compensation. The committee's analysis did not provide a specific weight to any criteria. The committee's determination is subjective after review of all information deemed relevant.

          Individuals are reviewed annually on a calendar basis. Total compensation opportunities available to bank employees are influenced by general market conditions, specific individual responsibilities, and the individual's contributions to the corporation's success. The bank strives to offer compensation that is competitive with that offered by employers of comparable size in the banking industry. The corporation strives to meet its strategic goals and objectives to its constituencies and to provide fair and meaningful compensation to its employees.

                         Salary & Personnel Committee
                         ----------------------------
                 Jere M. Coxon                     Alan W. Dakey
                 Gregory M. Kerwin                 William G. Nelson
                 Eugene F. Shaffer                 Guy J. Snyder, Jr.


                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

          Mr. Alan W. Dakey, President and Chief Executive Officer of the corporation, is a member of the Board's Salary & Personnel Committee that performs the functions of a compensation committee. Mr. Dakey did not participate in conducting his own review nor did he take part in determining his own compensation.

                            EXECUTIVE COMPENSATION

          Information concerning the annual cash and non-cash compensation paid, awarded or earned for services in all capacities to the corporation and the bank for the fiscal years ended December 31, 2001, 2000 and 1999 of those persons who were at December 31, 2001, (i) the President and Chief Executive Officer, and
(ii) the Senior Vice President and Senior Commercial Loan Officer is set forth below. No other executive officer's total annual salary and bonus exceeded $100,000 during 2001.

                          SUMMARY COMPENSATION TABLE

                                            Annual Compensation                               Long-Term Compensation
                                            -------------------                               ----------------------
                                                                                              Awards           Payout
                                                                                              ------           ------
   (a)                            (b)      (c)          (d)         (e)        (f)         (g)         (h)     (i)
---------------------------------------------------------------------------------------------------------------------------------
                                                                    Other
                                                                    Annual     Restricted                      All other
                                                                    Compen-    Stock       Options/            Compen-
Name and                                   Salary       Bonus       sation     Awards      SARs       Payouts  sation
Principal Position                Year     ($)/(1)/     ($)/(2)/    ($)/(3)/   ($)         (#)        ($)      ($)/(4)(5)(6)(7)(8)/
-------------------               ----     --------     --------    --------   ---         ---        ---      --------------------
Alan W. Dakey,                    2001     131,820       31,885        --        --         --         --             91,337
President and Chief               2000     126,500       27,735        --        --         --         --             64,710
Executive Officer                 1999     120,500       42,224        --        --         --         --             39,994

---------------------------------------------------------------------------------------------------------------------------------

Robert M. Garst                   2001      90,000       10,464       400        --         --         --             13,976
Senior Vice President &
Senior Commercial Loan Officer

---------------------------------------------------------------------------------------------------------------------------------

(1) Salary includes annual Board of Directors fees of $7,000 paid to Mr. Dakey in 2001, 2000 and 1999.
(2) Mr. Dakey's bonus includes a directors bonus paid to Mr. Dakey in 2001, 2000 and 1999 of $840, $250 and $1,712, respectively.
(3) Includes various incentives paid to Mr. Garst in 2001 of a perfect attendance bonus and referral fees for business generated.
(4) Includes life insurance premiums of $301, paid by the bank in 1999, on behalf of Mr. Dakey, pursuant to life insurance maintained for executive officers. Includes life insurance premium of $476, paid by the bank in 2001, on behalf of Mr. Garst pursuant to life insurance maintained for executive officers.
(5) Includes $12,482, $11,950 and $11,350, contributed by the bank to the Profit Sharing Retirement Plan on behalf of Mr. Dakey in 2001, 2000 and 1999, respectively. Includes $9,000 contributed by the bank to the Profit Sharing Retirement Plan on behalf of Mr. Garst in 2001.
(6) Includes $6,241, $5,975 and $5,675 contributed by the bank to the ESOP on behalf of Mr. Dakey in 2001, 2000 and 1999, respectively. Includes $4,500 contributed by the bank to the ESOP on behalf of Mr. Garst in 2001.

(7) The bank maintains a salary continuation plan for Mr. Dakey upon his retirement. The value of the bank's contribution to the plan for 2001, 2000, and 1999 was $72,198, $46,434 and $22,407, respectively.
(8) Life insurance coverage of two times the final salary is being provided to Mr. Dakey under an endorsement split dollar arrangement. The economic value of his respective life insurance coverage for 2001, 2000 and 1999 is $416, $351 and $261, respectively.

Change of Control Agreement

          In January 1999, the corporation, the bank and the executive Alan W. Dakey entered into a change of control agreement. The agreement defines certain severance benefits the corporation and the bank will pay to the named executive in the event of a change of control. The benefits were granted in order to recognize the past and present service of the executive and to provide incentive for his continued valued service. The agreement continues until such time as either party gives the other written notice of termination of employment with, or without, cause. The agreement is not intended to affect the employment status of the executive in the absence of a change of control.

          In the event of a change of control, the executive is entitled to receive an annual payment equal to his normal retirement benefit and that benefit is payable for 15 years in equal monthly installments, commencing with the month following normal retirement age.

Profit Sharing Retirement Plan

          The corporation does not maintain a pension plan. The bank, however, maintains the Employee Profit Sharing Retirement Plan, created in 1949 and restated in 1994, which covers all bank employees who accumulate at least 1,000 hours of service in a 12 month period beginning on the first day of employment. Eligible employees are entitled to receive a share of the bank's contribution to the plan if they accumulate at least 1,000 hours of service during the plan year and are bank employees on December 31st.

          The annual contribution is determined by the bank's Board of Directors and is contingent upon current or accumulative profits of the bank with the total amount of the annual contribution not to exceed 15% of the total eligible compensation paid by the bank to all participating employees. A participating employee's share of such annual contribution is allocated on the basis of the participating employee's eligible compensation up to $150,000 as compared to the total eligible compensation of all the participating employees. The contributions to the plan are paid to a trust fund that is administered by the bank's Trust Department. A participating employee is allocated a share of the net income of the trust fund and the increase or decrease in the fair market value of its assets on the basis of such employee's beginning of the plan year account balance, less any payments as compared to the total beginning account balances, less payments to all the participating employees. A notice of the account balance is given to participating employees annually.

          Distributions under the plan can be made to participating employees upon retirement, either normal or early retirement as defined in the plan, at death or disability of the participating employee or upon severing employment if either partially or fully vested. The plan provides for percentage vesting of 20% for the first full 3 years of service increasing annually thereafter to 100% vesting after 7 full years of participation. The plan provides for an accelerated vesting schedule in the event it becomes top-heavy.

          Management cannot determine the extent of the benefits that any participating employee may be entitled to receive under the plan on the date of termination of employment because the amount of the benefits is dependent, among other things, upon the bank's future earnings, the participants' future compensation and the future earnings of the plan's trust fund. As of December 31, 2001, the total market value of the Employee Profit Sharing Retirement Fund was approximately $4,316,614. There are 29,932 shares of Mid Penn Bancorp, Inc. common stock in the plan and the market value of these shares was $18.20 per share for a total of $544,762.

          Contributions the bank paid to the plan were $241,292 and $236,471 for 2001 and 2000. The bank contributed $12,482 in 2001 to the plan for Mr. Dakey, President and Chief Executive Officer of the corporation and the bank. As of March 15, 2002, Mr. Dakey had 8 years of credited service under the plan.

Employee Stock Ownership Plan

          Effective January 1, 1998, the Board of Directors adopted the Mid Penn Bank Employee Stock Ownership Plan for all bank employees and its subsidiaries who satisfy length of service requirements. Participants do not contribute to the plan. Each year the bank may, in its discretion, contribute to the ESOP. In 2001, the bank contributed $120,646 to the plan.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Neither the corporation nor the bank have entered into any material transactions, proposed or consummated, with any director or executive officer of Mid Penn Bancorp, Inc. or Mid Penn Bank, or any associate of the foregoing persons. The corporation and the bank have engaged in and intend to continue to engage in banking and financial transactions in the ordinary course of business with directors and officers and their associates on comparable terms with similar interest rates as those prevailing from time to time for other customers.

          Total loans outstanding from the corporation and the bank at December 31, 2001, to the corporation's and the bank's officers and directors as a group, members of their immediate families and companies in which they had an ownership interest of 10% or more amounted to $1,989,000, or approximately 6.27% of the bank's total equity capital. At February 22, 2002, total loans outstanding for the same group totaled $2,263,127 or 9.7% of the bank's total equity capital. The bank made these loans in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. The loans did not involve more than the normal risk of collection or present other unfavorable features.

          During 2001, Mr. Earl R. Etzweiler, Esquire, a director of the corporation and the bank, served as solicitor of the corporation and of the bank. During 2001, Mr. Etzweiler received fees of $52,775 from the bank for legal services rendered.

                            BENEFICIAL OWNERSHIP OF
                       MID PENN BANCORP'S STOCK HELD BY
                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

Principal Shareholders

        The following table sets forth, as of February 22, 2002, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the corporation's outstanding common stock, the number of shares beneficially owned by the person, and the percentage of the corporation's outstanding common stock so owned.

Title of Class        Name and Residential Address        Amount and Nature of
of Security           of Beneficial Owner                 Beneficial Ownership      Percent of Class
-----------           -------------------                 --------------------      ----------------
Common Stock          NEBCO /(1)/                            317,315 shares              10.46%
                      c/o Mid Penn Bank
                      349 Union Street
                      Millersburg, PA 17061

(1)  Shares held for various trust accounts.

Share Ownership by the Directors, Officers and Nominees

        The following table sets forth, as of February 22, 2002, and from information received from the respective individuals, the amount and percentage of the common stock beneficially owned by each director, each nominee for director, each executive officer and all executive officers, directors and nominees of Mid Penn Bancorp, Inc. as a group, excluding any fractional share holdings. The shares are individually held unless otherwise noted in a footnote.

                                          Amount and
                                          Nature of
                  Name of                 Beneficial              Percent
                  Beneficial Owner        Ownership/(1)/          of Class
                  ----------------        --------------          --------

                  Jere M. Coxon              47,425/(2)/            1.56%

                  Alan W. Dakey               7,718/(3)/            0.25%

                  Earl R. Etzweiler         112,188                 3.70%

                  Gregory M. Kerwin          15,519/(4)/            0.51%

                                            Amount and
                                            Nature of
              Name of                       Beneficial               Percent
              Beneficial Owner              Ownership/(1)/           of Class
              ----------------              --------------           --------

              Charles F. Lebo                 32,753/(5)/              1.08%

              Warren A. Miller                22,287/(6)/              0.73%

              William G. Nelson               65,183/(7)/              2.15%

              Donald E. Sauve                  1,731/(8)/              0.06%

              Edwin D. Schlegel               69,479/(9)/              2.29%

              Eugene F. Shaffer              112,837/(10)/             3.72%

              Guy J. Snyder, Jr.               95,995/(11)/            3.17%

              All Officers and Directors      586,339                 19.34%
              as a Group (13 persons)

________________

(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after February 22, 2002. Beneficial ownership may be disclaimed as to certain of the securities.
(2)     Includes 1,546 shares held by Mr. Coxon's spouse.
(3)     Includes 7,088 shares held jointly by Mr. Dakey and his spouse.
(4)     Shares held jointly by Mr. Kerwin and his spouse.
(5)     Includes 10,662 shares held jointly by Mr. Lebo and his spouse.
(6)     Shares held jointly by Mr. Miller and his spouse.
(7)     Includes 9,569 shares held by Mr. Nelson's spouse.
(8)     Shares held jointly by Mr. Sauve and his spouse.
(9)     Shares held jointly by Mr. Schlegel and his spouse.
(10) Includes 6,332 shares held jointly by Mr. Shaffer and his spouse. Mr. Shaffer is the trustee of four trusts, held for the benefit of various family members, which hold a total of 34,129 shares.
(11) Includes 49,847 shares held jointly by Mr. Snyder and his spouse and 46,148 shares held individually by his spouse.

                    COMPLIANCE WITH SECTION 16(a) REPORTING

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that officers and directors, and persons who own more than 10% of a registered class of the corporation's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of these forms, or written representations from certain reporting persons that no Forms 5 were required for those persons, Mid Penn Bancorp, Inc. believes that during the period from January 1, 2001, through December 31, 2001, its officers and directors complied with all applicable filing requirements.

                     SHAREHOLDER RETURN PERFORMANCE GRAPH

        Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on Mid Penn Bancorp, Inc.'s common stock against the cumulative total return of the S&P 500 Stock Index, the Mid-Atlantic Custom Peer Group Index and the 2000 Custom Peer Group Index for the period of five fiscal years commencing December 31, 1996, and ending December 31, 2001. The graph shows that the cumulative investment return to shareholders, based on the assumption that a $100 investment was made on December 31, 1996, in each of the corporation's capital stock, the S&P 500 Stock Index, the Mid-Atlantic Custom Peer Group Index and the 2000 Custom Peer Group Index, and that all dividends were reinvested in such securities over the past five years, the cumulative total return on such investment would be $161.12, $166.22, $160.21 and $151.02, respectively. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                           Total Return Performance

                                   [GRAPH]

*Mid-Atlantic Custom Peer Group consists of Mid-Atlantic commercial banks with assets less than $1 billion.

**2000 Custom Peer Group consists of CNB Financial Corporation, Citizens & Northern Corporation, Citizens Financial Services, Codorus Valley Bancorp, Columbia Financial, Comm Bancorp, Norwood Financial, Penesco Financial Services Corporation and Penns Woods Bancorp.

Source: SNL Financial, L.C.

                                   PROPOSALS

1.  ELECTION OF CLASS A DIRECTORS.

        Nominees for election are:

          .    Gregory M. Kerwin (director since 1999)

          .    Warren A. Miller (director since 1991)

          .    Edwin D. Schlegel (director since 1991)

          .    Eugene F. Shaffer (director since 1991)

        Cumulative voting rights do not exist with respect to the election of directors. The majority of shares present, in person or by proxy, and entitled to vote at the annual meeting, must vote in the affirmative to elect a director.

        The Board of Directors recommends a vote FOR the election of the 4 nominees listed above as Class A Directors.

2.  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.

        The Board of Directors of the corporation believes that Parente Randolph's knowledge of Mid Penn Bancorp, Inc. and Mid Penn Bank is invaluable. Parente Randolph advised us that none of its members has any financial interest in the corporation or the bank. Parente Randolph served as our independent auditors for the 2001 fiscal year. They assisted us with the preparation of our federal and state tax returns and provided assistance in connection with regulatory matters, charging for such services at its customary hourly billing rates. The corporation's and the bank's Board of Directors approved these non-audit services after due consideration of the accountants' objectivity and after finding them to be wholly independent.

        In the event that the shareholders do not ratify the selection of Parente Randolph as independent auditors for the 2002 fiscal year, the Board of Directors may choose another accounting firm to provide independent public accountant/audit services for the 2002 fiscal year.

        The majority of shares present, in person or by proxy, and entitled to vote at the annual meeting, must vote in the affirmative to ratify Parente Randolph as independent auditors for 2002.

        The Board of Directors recommends a vote FOR the ratification of Parente Randolph, PC as independent auditors.

                 SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         In order for a shareholder proposal to be considered for inclusion in Mid Penn Bancorp, Inc.'s proxy statement for next year's annual meeting, the written proposal must be received by the corporation no later than December 24, 2002. All proposals must comply the Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. If a shareholder proposal is submitted to the corporation after December 24, 2002, it is considered untimely; and, although the proposal may be considered at the annual meeting, the corporation is not obligated to include it in the 2003 proxy statement. Similarly, in compliance with the corporation's Bylaws, shareholders wishing to nominate a candidate for election to the Board of Directors, must notify the corporation's Secretary in writing no later than 60 days in advance of the meeting. Shareholders must deliver any proposals or nominations in writing to the Secretary of Mid Penn Bancorp, Inc. at its principal executive office, 349 Union Street, Millersburg, Pennsylvania 17061. See page 8 for more information about nominations to the Board of Directors.


             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

         The Board of Directors knows of no matters other than those discussed in this proxy statement or referred to in the accompanying Notice of Annual Meeting of Shareholders that properly may come before the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the persons named as proxy holders will vote the proxies in what they determine to be the best interest of Mid Penn Bancorp, Inc.

                            MID PENN BANCORP, INC.

                                     PROXY

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 23, 2002 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Roberta A. Hoffman, Randall L. Klinger and Patricia A. Walter and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Mid Penn Bancorp, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at Mid Penn Bank, 349 Union Street, Millersburg, Pennsylvania 17061, on Tuesday, April 23, 2002 at 10:00 a.m., prevailing time, and at any adjournment or postponement of the meeting as follows:

1.       ELECTION OF 4 CLASS A DIRECTORS TO SERVE FOR A 3-YEAR TERM.

         Gregory M. Kerwin, Warren A. Miller, Edwin D. Schlegel, and Eugene F. Shaffer

         The Board of Directors recommends a vote FOR these nominees.

         [_] FOR all nominees                    [_] WITHHOLD AUTHORITY
             listed above (except                    to vote for all nominees
             as marked to the contrary below)        listed above

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW)

--------------------------------------------------------------------------------

2. RATIFICATION OF THE SELECTION OF PARENTE RANDOLPH, PC, CERTIFIED PUBLIC ACCOUNTANTS, AS THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                [_] FOR               [_] AGAINST            [_] ABSTAIN

         The Board of Directors recommends a vote FOR this proposal.

--------------------------------------------------------------------------------

3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.

Dated: ______________________, 2002         __________________________________
                                            Signature

                                            __________________________________
                                            Signature

Number of Shares Held of Record
on February 22, 2002

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO MID PENN BANCORP, INC. IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.